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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 16, 1998



                            KRUG INTERNATIONAL CORP.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           OHIO                            0-2901                31-0621189
----------------------------            -----------           ------------------
(STATE OR OTHER JURISDICTION            (COMMISSION           (I.R.S.  EMPLOYER
      OF INCORPORATION)                 FILE NUMBER)         IDENTIFICATION NO.)



1290 HERCULES DRIVE, SUITE 120, HOUSTON, TEXAS                       77058
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (281) 212-1233
        -----------------------------------------------------------------




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On April 16, 1998, KRUG International (UK) Limited ("KRUG UK") , a wholly-owned subsidiary of KRUG International Corp. ("KRUG"), sold all of the shares of capital stock of its United Kingdom leisure marine subsidiary, Sowester Limited ("Sowester"), to Blakedew Ninety Four Limited, a corporation formed by Sowester's management. The purchase price was approximately $15.0 million, comprised of approximately $8.1 million in cash, deferred payments of $0.8 million due within one year and the assumption of approximately $6.1 million of Sowester debt.

The consideration received by KRUG UK (which is subject to adjustment based in the audit of Sowester's financial statements for the year ended March 31, 1998) was based on extensive arms length negotiations and KRUG and KRUG UK believes the consideration to be fair and adequate.

ITEM 5. OTHER EVENTS

On April 16, 1998, the Board of Directors of the Corporation authorized the Corporation to repurchase for cash in the open market up to 200,00 Common Shares of KRUG, approximately 4% of its outstanding shares.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (b)  Pro forma financial information -

                           KRUG International Corp. Pro Forma Statement of Earnings for the year ended March 31, 1997 and the nine months ended December 31, 1997, attached hereto as Exhibit 99.1.

                           KRUG International Corp. Pro Forma Balance Sheet as of December 31, 1997, attached hereto as Exhibit 99.2.

         (c) Exhibits -

               10.1 Share Sale and Purchase Agreement between KRUG International (UK) Limited and Blakedew Ninety Four Limited , dated April 16, 1998.

               10.2 Deed of Tax Covenant between KRUG International (UK) Limited and Blakedew Ninety Four Limited, dated April 16,1998.

               10.3 KRUG International Corp. news release dated April 16, 1998 - "KRUG International Announces Sale of Leisure Marine Subsidiary and Stock Repurchase Program".


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           KRUG International Corp.

Date: May 1, 1998
                                           By:   /s/ Mark J. Stockslager
                                                 -------------------------------
                                                 Mark J. Stockslager
                                                 Principal Accounting Officer



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                                  EXHIBIT INDEX



Exhibit                    Description
-------                    -----------

10.1                       Share Sale and Purchase Agreement between KRUG
                           International (UK) Limited and Blakedew Ninety Four
                           Limited, dated April 16, 1998.

10.2                       Deed of Tax Covenant between KRUG International (UK)
                           Limited and Blakedew Ninety Four Limited, dated April
                           16, 1998.

10.3                       KRUG International Corp. news release dated April 16,
                           1998 - "KRUG International Announces Sale of Leisure
                           Marine Subsidiary and Stock Repurchase Program".

99.1                       KRUG International Corp. Pro Forma Statement of
                           Earnings for the year ended March 31, 1997 and the nine months ended December 31, 1997.

99.2 KRUG International Corp. Pro Forma Balance Sheet as of December 31, 1997.